                                                                  Exhibit (e)(4)

     SERVICE REQUEST

                                                     INCOME ADVANTAGE SELECT(SM)

                                                          THE UNITED STATES LIFE

INCOME ADVANTAGE SELECT(SM) - FIXED OPTION                           Neuberger Berman Advisers Management Trust
     .    Division 242 - USL Declared Fixed Interest Account              .    Division 361/411-G - Mid-Cap Growth
INCOME ADVANTAGE SELECT(SM) - VARIABLE DIVISIONS                          .    Division 445/438-G - Socially Responsive
AIM Variable Insurance Funds                                         Oppenheimer Variable Account Funds
     .    Division 440/433-G - Global Real Estate                         .    Division 362/412-G - Balanced
     .    Division 340/390-G - International Growth                       .    Division 363/413-G - Global Securities
The Alger American Fund                                              PIMCO Variable Insurance Trust
     .    Division 342/392-G - Capital Appreciation                       .    Division 367/417-G - CommodityRealReturn(TM) Strategy
     .    Division 341/391-G - MidCap Growth                              .    Division 446/439-G - Global Bond (Unhedged)
American Century Variable Portfolios, Inc.                                .    Division 365/415-G - Real Return
     .    Division 343/393-G - Value                                      .    Division 364/414-G - Short-Term
Credit Suisse Trust                                                       .    Division 366/416-G - Total Return
     .    Division 344/394-G - U.S. Equity Flex I                    Pioneer Variable Contracts Trust
Dreyfus Variable Investment Fund                                          .    Division 368/418-G - Mid Cap Value
     .    Division 441/434-G - International Value                   Putnam Variable Trust
Fidelity(R) Variable Insurance Products                                   .    Division 369/419-G - Diversified Income
     .    Division 348/398-G - Asset Manager(SM)                          .    Division 447/448-G - Small Cap Value
     .    Division 347/397-G - Contrafund(R)                         SunAmerica Series Trust
     .    Division 345/395-G - Equity-Income                              .    Division 372/422-G - Aggressive Growth
     .    Division 350/400-G - Freedom 2020                               .    Division 371/421-G - Balanced
     .    Division 351/401-G - Freedom 2025                          VALIC Company I
     .    Division 352/402-G - Freedom 2030                               .    Division 373/423-G - International Equities
     .    Division 346/396-G - Growth                                     .    Division 374/424-G - Mid Cap Index
     .    Division 349/399-G - Mid Cap                                    .    Division 375/425-G - Money Market I
Franklin Templeton Variable Insurance Products Trust                      .    Division 376/426-G - Nasdaq-100(R) Index
     .    Division 356/406-G - Franklin Small Cap Value Securities        .    Division 379/429-G - Science and Technology
     .    Division 354/404-G - Mutual Shares Securities                   .    Division 378/428-G - Small Cap Index
Janus Aspen Series                                                        .    Division 377/427-G - Stock Index
     .    Division 358/408-G - Enterprise                            Van Kampen Life Investment Trust
     .    Division 442/435-G - Forty                                      .    Division 382/432-G - Growth and Income
JPMorgan Insurance Trust                                             Vanguard(R) Variable Insurance Fund
     .    Division 925/926-G - Core Bond                                  .    Division 380/430-G - High Yield Bond
     .    Division 443/436-G - International Equity                       .    Division 381/431-G - REIT Index
MFS(R) Variable Insurance Trust
     .    Division 360/410-G - New Discovery
     .    Division 359/409-G - Research

AGLC103296-NY                                                            Rev0509

[LOGO] American General                                                                            VARIABLE UNIVERSAL LIFE INSURANCE
Life Companies                                                                                                       SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
                                                                                               PO Box 4880 . Houston, TX. 77210-4880
                                                                                            (800) 251-3720 or Hearing Impaired (TDD)
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK ("USL")                         (888) 436-5256 . Fax: (713)620-6653

[_] POLICY               1.   POLICY #: _______________________ Insured:____________________________________________________________
    IDENTIFICATION            Address: ______________________________________________________________________ New Address (yes) (no)
                              Primary Owner (If other than an insured): _____________________________________
COMPLETE THIS SECTION         Address: _____________________________________________________________ New Address (yes) (no)
FOR ALL REQUESTS              Primary Owner's S.S. No. or Tax I.D. No. _________________ Phone Number: (      ) _______ - __________
                              Joint Owner (If applicable): __________________________________________________
                              Address: ______________________________________________________________________ New Address (yes) (no)

[_] NAME CHANGE          2.   Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary

                              Change Name From: (First, Middle, Last)                Change Name To: (First, Middle, Last)
Complete this section
if the name of one of         ____________________________________________________   _______________________________________________
the Insured, Owner,           Reason for Change: (Circle One)   Marriage   Divorce   Correction   Other (Attach copy of legal proof)
Payor or Beneficiary
has changed. (Please
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

[_] CHANGE IN            3.   INVESTMENT DIVISION                      PREM % DED %  INVESTMENT DIVISION                PREM % DED %
    ALLOCATION                (242) USL Declared Fixed Interest                      Neuberger Berman Advisers Management Trust
    PERCENTAGES                     Account                            ______ _____  (361/411-G) Mid-Cap Growth         ______ _____
                              AIM Variable Insurance Funds                           (445/438-G) Socially Responsive    ______ _____
Use this section to           (440/433-G) Global Real Estate*          ______ _____  Oppenheimer Variable Account Funds
indicate how premiums         (340/390-G) International Growth*        ______ _____  (362/412-G) Balanced               ______ _____
or monthly deductions         The Alger American Fund                                (363/413-G) Global Securities*     ______ _____
are to be allocated.          (342/392-G) Capital Appreciation         ______ _____  PIMCO Variable Insurance Trust
Total allocation in           (341/391-G) MidCap Growth                ______ _____  (367/417-G) CommodityRealReturn(TM)
each column must              American Century Variable Portfolios, Inc.                         Strategy*              ______ _____
equal 100%; whole             (343/393-G) Value                        ______ _____  (446/439-G) Global Bond (Unhedged) ______ _____
numbers only.                 Credit Suisse Trust                                    (365/415-G) Real Return            ______ _____
                              (344/394-G) U.S. Equity Flex I*          ______ _____  (364/414-G) Short-Term             ______ _____
                              Dreyfus Variable Investment Fund                       (366/416-G) Total Return           ______ _____
                              (441/434-G) International Value*         ______ _____  Pioneer Variable Contracts Trust
                              Fidelity(R) Variable Insurance Products                (368/418-G) Mid Cap Value          ______ _____
                              (348/398-G) Asset Manager(SM)            ______ _____  Putnam Variable Trust
                              (347/397-G) Contrafund(R)                ______ _____  (369/419-G) Diversified Income     ______ _____
                              (345/395-G) Equity-Income                ______ _____  (447/448-G) Small Cap Value*       ______ _____
                              (350/400-G) Freedom 2020                 ______ _____  SunAmerica Series Trust
                              (351/401-G) Freedom 2025                 ______ _____  (372/422-G) Aggressive Growth      ______ _____
                              (352/402-G) Freedom 2030                 ______ _____  (371/421-G) Balanced               ______ _____
                              (346/396-G) Growth                       ______ _____  VALIC Company I
                              (349/399-G) Mid Cap                      ______ _____  (373/423-G) International
                              Franklin Templeton Variable Insurance Products Trust               Equities*              ______ _____
                              (356/406-G) Franklin Small Cap                         (374/424-G) Mid Cap Index          ______ _____
                                          Value Securities*            ______ _____  (375/425-G) Money Market I         ______ _____
                              (354/404-G) Mutual Shares Securities     ______ _____  (376/426-G) Nasdaq-100(R) Index    ______ _____
                              Janus Aspen Series                                     (379/429-G) Science and Technology ______ _____
                              (358/408-G) Enterprise                   ______ _____  (378/428-G) Small Cap Index*       ______ _____
                              (442/435-G) Forty                        ______ _____  (377/427-G) Stock Index            ______ _____
                              JPMorgan Insurance Trust                               Van Kampen Life Investment Trust
                              (925/926-G) Core Bond                    ______ _____  (382/432-G) Growth and Income      ______ _____
                              (443/436-G) International Equity*        ______ _____  Vanguard(R) Variable Insurance Fund
                              MFS(R) Variable Insurance Trust                        (380/430-G) High Yield Bond        ______ _____
                              (360/410-G) New Discovery*               ______ _____  (381/431-G) REIT Index             ______ _____
                              (359/409-G) Research                     ______ _____  Other:_______________________      ______ _____
                                                                                                                         100%  100%

                              *    If you have the Guaranteed Minimum Withdrawal Benefit (GMWB) Rider, this investment option is designated as a Restricted Fund.

AGLC103296-NY                      Page 2 of 5                           Rev0509

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
[_] MODE OF PREMIUM      4.   Indicate frequency and premium amount desired: $______ Annual $______ Semi-Annual $______ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE                                                            $______ Monthly (Bank Draft Only)

Use this section to           Indicate billing method desired: _____ Direct Bill _____ Pre-Authorized Bank Draft
change the billing                                                                     (attach a Bank Draft Authorization
frequency and/or                                                                       Form and "Void" Check)
method of premium
payment. Note,                Start Date: ___/__/___
however, that USL
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.

[_] LOST POLICY          5.   I/we hereby certify that the policy of insurance for the listed policy has been _______ LOST
    CERTIFICATE               _______ DESTROYED ________ OTHER.

Complete this section         Unless I/we have directed cancellation of the policy, I/we request that a:
if applying for a
Certificate of                     ________________ Certificate of Insurance at no charge
Insurance or                       ________________ Full duplicate policy at a charge of $25
duplicate policy to
replace a lost or             be issued to me/us. If the original policy is located, I/we will return the Certificate or
misplaced policy. If          duplicate policy to AGL for cancellation.
a full duplicate
policy is being
requested, a check or
money order for $25
payable to USL must
be submitted with
this request.

[_] DOLLAR COST          6.   Day of the month for transfers ______________________ (Choose a day of the month between 1-28)
    AVERAGING (DCA)           Frequency of transfers: _________ Monthly _________ Quarterly ________ Semi-Annually ________ Annually
    ($5,000 MINIMUM           DCA to be made from the following investment option: _________________________________________________
    BEGINNING                 Transfer: $ ___________________________________ ($100 minimum, whole dollars only)
    ACCUMULATION
    VALUE)                    (242) USL Declared Fixed Interest Account  $_________  Neuberger Berman Advisers Management Trust
                              AIM Variable Insurance Funds                           (361) Mid-Cap Growth               $___________
An amount can be              (440) Global Real Estate                   $_________  (445) Socially Responsive          $___________
systematically                (340) International Growth                 $_________  Oppenheimer Variable Account Funds
transferred from any          The Alger American Fund                                (362) Balanced                     $___________
one investment option         (342) Capital Appreciation                 $_________  (363) Global Securities            $___________
and directed to one           (341) MidCap Growth                        $_________  PIMCO Variable Insurance Trust
or more of the                American Century Variable Portfolios, Inc.             (367) CommodityRealReturn(TM)
investment options            (343) Value                                $_________        Strategy                     $___________
below. The USL                Credit Suisse Trust                                    (446) Global Bond (Unhedged)       $___________
Declared Fixed                (344) U.S. Equity Flex I                   $_________  (365) Real Return                  $___________
Interest Account is           Dreyfus Variable Investment Fund                       (364) Short-Term                   $___________
not available for             (441) International Value                  $_________  (366) Total Return                 $___________
DCA. Please refer to          Fidelity(R) Variable Insurance Products                Pioneer Variable Contracts Trust
the prospectus for            (348) Asset Manager(SM)                    $_________  (368) Mid Cap Value                $___________
more information on           (347) Contrafund(R)                        $_________  Putnam Variable Trust
the DCA option.               (345) Equity-Income                        $_________  (369) Diversified Income           $___________
                              (350) Freedom 2020                         $_________  (447) Small Cap Value              $___________
NOTE: DCA is not              (351) Freedom 2025                         $_________  SunAmerica Series Trust
available if the              (352) Freedom 2030                         $_________  (372) Aggressive Growth            $___________
Automatic Rebalancing         (346) Growth                               $_________  (371) Balanced                     $___________
option or GMWB Rider          (349) Mid Cap                              $_________  VALIC Company I
have been chosen.             Franklin Templeton Variable Insurance Products Trust   (373) International Equities       $___________
                              (356) Franklin Small Cap                               (374) Mid Cap Index                $___________
                                    Value Securities                     $_________  (375) Money Market I               $___________
                              (354) Mutual Shares Securities             $_________  (376) Nasdaq-100(R) Index          $___________
                              Janus Aspen Series                                     (379) Science and Technology       $___________
                              (358) Enterprise                           $_________  (378) Small Cap Index              $___________
                              (442) Forty                                $_________  (377) Stock Index                  $___________
                              JPMorgan Insurance Trust                               Van Kampen Life Investment Trust
                              (925) Core Bond                            $_________  (382) Growth and Income            $___________
                              (443) International Equity                 $_________  Vanguard(R) Variable Insurance Fund
                              MFS(R) Variable Insurance Trust                        (380) High Yield Bond              $___________
                              (360) New Discovery                        $_________  (381) REIT Index                   $___________
                              (359) Research                             $_________  Other:___________________________  $___________

                              _________ INITIAL HERE TO REVOKE DCA ELECTION.

AGLC103296-NY                      Page 3 of 5                           Rev0509

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
[_] AUTOMATIC            7.   Indicate frequency: _________ Quarterly ________ Semi-Annually ________ Annually
    REBALANCING
                                           (DIVISION NAME OR NUMBER)                            (DIVISION NAME OR NUMBER)
($5,000 minimum
accumulation value)           ________% :_______________________________________   _______% :_______________________________________
Use this section to           ________% :_______________________________________   _______% :_______________________________________
apply for or make             ________% :_______________________________________   _______% :_______________________________________
changes to Automatic          ________% :_______________________________________   _______% :_______________________________________
Rebalancing of the            ________% :_______________________________________   _______% :_______________________________________
variable divisions.           ________% :_______________________________________   _______% :_______________________________________
Please refer to the           ________% :_______________________________________   _______% :_______________________________________
prospectus for more           ________% :_______________________________________   _______% :_______________________________________
information on the            ________% :_______________________________________   _______% :_______________________________________
Automatic                     ________% :_______________________________________   _______% :_______________________________________
Rebalancing Option.           ________% :_______________________________________   _______% :_______________________________________

Note: Automatic
Rebalancing is not
available if the
Dollar Cost
Averaging option has
been chosen.
Automatic
Rebalancing is
required if the GMWB
Rider has been
chosen.

                              _________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

[_] AUTHORIZATION        8.   I (or we, if Joint Owners) hereby authorize USL to act on e-service instructions, if elected, to
    FOR TRANSACTIONS          transfer values among the Variable Divisions and USL Declared Fixed Interest Account and to change allocations for future premium payments and monthly deductions.
Complete this section
if you are applying           Initial the designation you prefer:
for or revoking               _________ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
current e-service             _________ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent USL and the
privileges.                             firm authorized to service my policy.

                              USL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon e-service instructions received and acted on in good faith, including losses due to
                              e-service communication errors. USL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to an e-service instruction, I will notify USL in writing within five working days from receipt of confirmation of the transaction from
                              USL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by USL in its home office.

                              _________ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

[_] CORRECT AGE          9.   Name of Insured for whom this correction is submitted: _______________________________________________

Use this section to           Correct DOB: _____________/___________/___________
correct the age of
any person covered
under this policy.
Proof of the correct
date of birth must
accompany this
request.

[_] TRANSFER OF         10.                                      (DIVISION NAME OR NUMBER)           (DIVISION NAME OR NUMBER)
    ACCUMULATED
    VALUES                    Transfer $_______ or ______% from ___________________________ to ____________________________________.
                              Transfer $_______ or ______% from ___________________________ to ____________________________________.
Use this section if           Transfer $_______ or ______% from ___________________________ to ____________________________________.
you want to transfer          Transfer $_______ or ______% from ___________________________ to ____________________________________.
money between                 Transfer $_______ or ______% from ___________________________ to ____________________________________.
divisions. The                Transfer $_______ or ______% from ___________________________ to ____________________________________.
minimum amount for            Transfer $_______ or ______% from ___________________________ to ____________________________________.
transfers is $500.00.         Transfer $_______ or ______% from ___________________________ to ____________________________________.
Withdrawals from the          Transfer $_______ or ______% from ___________________________ to ____________________________________.
USL Declared Fixed            Transfer $_______ or ______% from ___________________________ to ____________________________________.
Interest Account to a
Variable Division may
only be made within
the 60 days after a
policy anniversary.
See transfer
limitations outlined
in prospectus. If a
transfer causes the
balance in any
division to drop
below $500, USL
reserves the right to
transfer the
remaining balance.
Amounts to be
transferred should be
indicated in dollar
or percentage
amounts, maintaining
consistency
throughout.

AGLC103296-NY                      Page 4 of 5                           Rev0509

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
[_] REQUEST FOR         11.   _____ I request a partial surrender of $ ___________ or __________% of the net cash surrender value.
    PARTIAL
    SURRENDER/                _____ I request a loan in the amount of $ __________.
    POLICY LOAN
                              _____ I request the maximum loan amount available from my policy.
Use this section to
apply for a partial           Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
surrender from or             percentages in effect, if available; otherwise they are taken pro-rata from the USL Declared Fixed
policy loan against           Interest Account and Variable Divisions in use.
policy values. For
detailed information          ______________________________________________________________________________________________________
concerning these two
options please refer          ______________________________________________________________________________________________________
to your policy and
its related                   ______________________________________________________________________________________________________
prospectus. If
applying for a
partial surrender, be
sure to complete the
Notice of Withholding
section of this
Service Request in
addition to this
section.

[_] NOTICE OF           12.   The taxable portion of the distribution you receive from your variable universal life insurance policy
    WITHHOLDING               is subject to federal income tax withholding unless you elect not to have withholding apply.
                              Withholding of state income tax may also be required by your state of residence. You may elect not to
Complete this section         have withholding apply by checking the appropriate box below. If you elect not to have withholding
if you have applied           apply to your distribution or if you do not have enough income tax withheld, you may be responsible
for a partial                 for payment of estimated tax. You may incur penalties under the estimated tax rules, if your
surrender in Section          withholding and estimated tax are not sufficient.
11.
                              Check one: ____________ I DO want income tax withheld from this distribution.

                                         ____________ I DO NOT want income tax withheld from this distribution.

                              IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).

[_] AFFIRMATION/        13.   CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS MY
    SIGNATURE                 CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER
                              SECTION 3406(a)(1)(c) OF THE INTERNAL REVENUE CODE.

Complete this section         THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER
for ALL requests.             THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

                              Dated at _______________________________ this _________ day of __________________, __________________
                                       (City, State)

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF OWNER                                   SIGNATURE OF WITNESS

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF JOINT OWNER                             SIGNATURE OF WITNESS

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF ASSIGNEE                                SIGNATURE OF WITNESS

AGLC103296-NY                      Page 5 of 5                           Rev0509